UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 31, 2020
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DANAHER CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
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Delaware		001-08089	59-1995548
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue, NW			20037-1701
Suite 800W
Washington,	DC
(Address of Principal Executive Offices)			(Zip Code)
202-828-0850
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	DHR	New York Stock Exchange
4.75% Mandatory Convertible Preferred Stock, Series A, without par value	DHR.PRA	New York Stock Exchange
Floating Rate Senior Notes due 2022	DHR F 06/30/22	New York Stock Exchange
1.700% Senior Notes due 2022	DHR 1.7 01/04/22	New York Stock Exchange
1.700% Senior Notes due 2024	DHR 1.7 03/30/24	New York Stock Exchange
2.500% Senior Notes due 2025	DHR 2.5 07/08/25	New York Stock Exchange
0.200% Senior Notes due 2026	DHR 0.2 03/18/26	New York Stock Exchange
2.100% Senior Notes due 2026	DHR 2.1 09/30/26	New York Stock Exchange
1.200% Senior Notes due 2027	DHR 1.2 06/30/27	New York Stock Exchange
0.450% Senior Notes due 2028	DHR 0.45 03/18/28	New York Stock Exchange
2.500% Senior Notes due 2030	DHR 2.5 03/30/30	New York Stock Exchange
0.750% Senior Notes due 2031	DHR 0.75 09/18/31	New York Stock Exchange
1.350% Senior Notes due 2039	DHR 1.35 09/18/39	New York Stock Exchange
1.800% Senior Notes due 2049	DHR 1.8 09/18/49	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.01    COMPLETION OF ACQUISITION OF ASSETS.
On March 31, 2020, pursuant to the equity and asset purchase agreement, dated as of February 25, 2019 and as subsequently amended and restated as of March 31, 2020 (the “Purchase Agreement”), by and between Danaher Corporation (“Danaher”) and General Electric Company (“GE”), Danaher completed the acquisition of the Biopharma business of the Life Sciences business of GE (the “Biopharma Business”) through the acquisition of certain assets and the assumption of certain liabilities, as well as the acquisition of the equity of certain subsidiaries of GE, for a cash purchase price of approximately $21.0 billion, subject to certain adjustments, and the assumption of approximately $0.4 billion of pension liabilities (the “Transaction”).
The foregoing description of the Transaction and the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement listed as Exhibit 2.1 hereto which is incorporated by reference into this Item 2.01.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
(a)    Financial Statements of Business Acquired
The audited combined financial statements of the Biopharma Business as of and for the years ended December 31, 2019 and December 31, 2018 are filed as Exhibit 99.1 to this amendment and incorporated herein by this reference.
(b)    Pro Forma Financial Information
To be filed by amendment not later than 71 calendar days after the date this Current Report is required to be filed.
(c)    Exhibits

Exhibit Number	Exhibit Description
2.1	First Amended and Restated Equity and Asset Purchase Agreement, dated as of March 31, 2020, by and between General Electric Company and Danaher Corporation
23.1	Consent of KPMG, independent registered accounting firm
99.1	Audited Combined Financial Statements of GE BioPharma as of and for the years ended December 31, 2019 and 2018
104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

By:	/s/ James F. O'Reilly
Name:	James F. O'Reilly
Title:	Vice President - Associate General Counsel and Secretary
Date: April 1, 2020